As filed with the Securities and Exchange Commission on November 21, 2016	OMB APPROVAL
Registration No.	OMB Number: 3235-0336 Expires: June 30, 2019 Estimated average burden hours per response. . .1312.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	/ X /

PRE-EFFECTIVE AMENDMENT NO. __	/ /

POST-EFFECTIVE AMENDMENT NO. __	/ /

OPPENHEIMER MAIN STREET FUNDS®

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)

303-768-3200

(Registrant's Area Code and Telephone Number)

Cynthia Lo Bessette, Esq.

OFI Global Asset Management, Inc.

225 Liberty Street New York, New York 10281-1008

(Name and Address of Agent for Service)

As soon as practicable after the Registration Statement becomes effective.

(Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B, Class C, Class R and Class Y of Oppenheimer Main Street Fund.

The Registrant hereby amends this Registration Statement on such date as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Part A

Prospectus and Proxy Statement of Oppenheimer Main Street Fund

Part B

Statement of Additional Information

Part C

Other Information

Signatures

Exhibit

Oppenheimer Equity Fund

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 10, 2017

To the Shareholders of Oppenheimer Equity Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Equity Fund, (the “Target Fund”), a registered open-end management investment company, will be held at the offices of OFI Global Asset Management, Inc. (the “Manager”), 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00PM, Mountain Time, on February 10, 2017, or any adjournments thereof (the “Meeting”). Shareholders will be asked to vote on the following proposals:

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Main Street Fund®, a series of Oppenheimer Main Street Funds (the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class R and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund; and (iii) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization”); and

2.       To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on December 5, 2016 are entitled to notice of, and to vote at, the Meeting. The Reorganization is more fully discussed in the Combined Prospectus/Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Target Fund believes the Reorganization is in the best interests of the Target Fund and the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization and recommends that you vote “For” the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

WE URGE YOU TO VOTE PROMPTLY.

YOUR VOTE IS IMPORTANT

PLEASE VOTE THE ENCLOSED PROXY TODAY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

By Order of the Board of Trustees,

Cynthia Lo Bessette, Secretary

[January 5, 2017]

Oppenheimer Main Street Fund®

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

COMBINED PROSPECTUS/PROXY STATEMENT

[January 5, 2017]

SPECIAL MEETING OF SHAREHOLDERS OF

Oppenheimer Equity Fund

to be held on February 10, 2017

Acquisition of the Assets of

Oppenheimer Equity Fund

6803 South Tucson Way, Centennial, Colorado 80112

1.800.225.5677

By and in exchange for Class A, Class B, Class C, Class R and Class Y shares of

Oppenheimer Main Street Fund®

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of Oppenheimer Equity Fund (the “Target Fund”). A special meeting of shareholders of the Target Fund, or any adjournments thereof, (the “Meeting”) will be held at the offices of OFI Global Asset Management, Inc. (the “Manager”) at 6803 South Tucson Way, Centennial, Colorado 80112 on February 10, 2017, at 1:00 p.m., Mountain time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Target Fund as of the close of business on December 5, 2016 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting will be sent to shareholders on [January 5, 2017], or as soon as practicable thereafter.

The purposes of the Special Meeting are:

1.	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Target Fund and Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds (the “Acquiring Fund”), and the transactions contemplated thereby, including: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund solely in exchange for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, (ii) the distribution of shares of the Acquiring Fund to the corresponding Class A, Class B, Class C, Class R and Class Y shareholders of the Target Fund in complete liquidation of the Target Fund; and (iii) the cancellation of the outstanding shares of the Target Fund (all of the foregoing being referred to as the “Reorganization”); and

2.       To act upon such other matters as may properly come before the Meeting.

At a meeting held on November 11, 2016, the Board of Trustees of the Target Fund and the Acquiring Fund (the “Board”) unanimously approved the Reorganization by which the Target Fund, an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. The Target Fund has an investment objective identical to that of the Acquiring Fund, and investment policies and practices that are substantially similar to those of the Acquiring Fund. The investment objective of the Target Fund and the Acquiring Fund is to seek capital appreciation. The Reorganization is intended to consolidate comparable Oppenheimer mutual funds to eliminate redundancies and achieve certain operating efficiencies, including greater benefit from economies of scale for both Funds and decreases in operating expenses for the Target Fund. The Target Fund has been experiencing net outflows for a number of years, which have resulted in certain diseconomies, including fixed costs representing an increasing percentage of a smaller asset base. The Target Fund appears to have limited distribution opportunities and prospects for future asset growth. In contrast, the Acquiring Fund, which has the same investment objective as the Target Fund and substantially similar investment strategies and risks, has demonstrated superior performance relative to peers and appears to provide shareholders greater opportunities for realizing benefits resulting from economies of scale due to asset growth.

The Board requests that shareholders vote their shares by completing and returning the enclosed proxy card or by following one of the other methods for voting specified on the proxy card.

This Combined Prospectus/Proxy Statement constitutes the Prospectus of the Acquiring Fund and the Proxy Statement of the Target Fund filed on Form N-14 with the Securities and Exchange Commission (“SEC”). This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of the shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference. The following documents each have been filed with the SEC, and are incorporated herein by reference into (each legally forms a part of) this Combined Prospectus/Proxy Statement:

•	A Statement of Additional Information dated January 5, 2017 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;
•	The Summary Prospectus of the Acquiring Fund, dated October 28, 2016, as supplemented, a copy of which accompanies this Combined Prospectus/Proxy Statement (the “Acquiring Fund Summary Prospectus”);
•	The Prospectus of the Acquiring Fund, dated October 28, 2016, as supplemented (the “Acquiring Fund Prospectus”);
•	The Statement of Additional Information of the Acquiring Fund, dated October 28, 2016, as supplemented (the “Acquiring Fund SAI”);
•	The Annual Report to shareholders of the Acquiring Fund for the fiscal year ended August 31, 2016 (the “Acquiring Fund Annual Report”);
•	The Prospectus of the Target Fund, dated March 28, 2016, as supplemented (the “Target Fund Prospectus”);
•	The Statement of Additional Information of the Target Fund, dated March 28, 2016, as supplemented, (the “Target Fund SAI”);
•	The Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2015 (the “Target Fund Annual Report”); and
•	The Semi-Annual Report to shareholders of the Target Fund for the six months ended June 30, 2016 (the “Target Fund Semi-Annual Report”).

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “Investment Company Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

You may request a free copy of the foregoing documents and any more recent reports filed after the date hereof by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549
By Phone:	(202) 551-8090
By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

This Combined Prospectus/Proxy Statement is dated January 5, 2017.

TABLE OF CONTENTS

COMBINED PROSPECTUS/PROXY STATEMENT

[To be updated by amendment]

Page

Synopsis
The Proposed Reorganization
Investment Objectives and Principal Investment Strategies
Fees and Expenses
Portfolio Turnover
Federal Income Tax Consequences of the Reorganization
Purchase, Exchange, Redemption and Valuation of Shares

Comparison of the Funds
Principal Investment Risks
Fundamental Investment Restrictions
Performance Information
Management of the Funds
Investment Advisory Agreements
Pending Litigation
Distribution Services
Payments to Financial Intermediaries and Service Providers
Dividends and Distributions
Purchase, Exchange, Redemption and Valuation of Shares
Fund Service Providers
Shareholder Rights

Information About the Reorganization
Terms of the Reorganization Agreement
Board Consideration of the Reorganization
Expenses of the Reorganization
Material U.S. Federal Income Tax Consequences of the Reorganization

Voting Information
Solicitation of Proxies
Voting, Quorum Requirement and Adjournments
Required Vote
How Proxies Will Be Voted
Revoking a Proxy Shareholder Proposals Shareholder Communication to the Board Reports to Shareholders and Financial Statements
Other Matters

Additional Information About the Funds
Capitalization of the Funds
Shareholder Information

Exhibit A: Form of Agreement and Plan of Reorganization	A-
Exhibit B: Principal Shareholders	B-
Exhibit C: Form of Proxy Card	C-

Enclosures:

Summary Prospectus of Oppenheimer Main Street Fund dated October 28, 2016

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Combined Prospectus/Proxy Statement and by the Reorganization Agreement, which is attached as Exhibit A. Shareholders should carefully review this Combined Prospectus/Proxy Statement and the Reorganization Agreement in their entirety and the Acquiring Fund Summary Prospectus, which accompanies this Combined Prospectus/Proxy Statement and is incorporated herein by reference.

The Proposed Reorganization

If shareholders of the Target Fund vote to approve the Reorganization Agreement and the Reorganization, on the Closing Date (as such term is defined in the Reorganization Agreement attached hereto as Exhibit A), all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for the assumption of all liabilities and for full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the Valuation Date (as such term is defined in the Reorganization Agreement) according to the following chart:

Target Fund – Share Class Exchanged	Acquiring Fund – Share Class Received
Class A	Class A
Class B	Class B
Class C	Class C
Class R	Class R
Class Y	Class Y

Immediately thereafter, the Target Fund will distribute these shares of the Acquiring Fund to its shareholders. After distributing these shares, the Target Fund will be terminated. No sales charge will be imposed on the shares of the Acquiring Fund received by Target Fund shareholders in connection with the Reorganization. However, any other purchase or redemption would be subject to any applicable sales charges. After the Reorganization is completed, any contingent deferred sales charge (“CDSC”) on the redemption of shares of the Acquiring Fund would be calculated using the formula set forth in Acquiring Fund Prospectus from the date of original purchase of the Target Fund’s shares.

The Reorganization Agreement is subject to approval by the shareholders of the Target Fund. The Reorganization, if approved by shareholders of the Target Fund, is scheduled to be effective on or about March 17, 2017, or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date (hereinafter defined). Class A, Class B, Class C, Class R and Class Y shareholders of the Target Fund will receive the same class of shares of the Acquiring Fund. See “Information About the Reorganization” below.

Approval of the Reorganization of the Target Fund will require the affirmative vote of a majority of the outstanding voting securities of the Target Fund, as defined in the Investment Company Act. A “majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of (i) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting or represented by proxy, or (ii) more than 50% of the voting power of the outstanding voting securities of the Target Fund. See “Voting Information – Quorum and Required Vote” below.

In the absence of sufficient votes to approve the Reorganization, the Meeting shall be adjourned until a quorum shall attend. Additional information on voting and quorum requirements is provided in the section “Voting Information - Quorum and Required Vote.”

The Acquiring Fund, following the completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement. The Target Fund, the Acquiring Fund, and the Combined Fund may also be generally referred to as a “Fund” or the “Funds.”

OFI Global Asset Management, Inc. (the “Manager”) and OppenheimerFunds, Inc. (the “Sub-Adviser”) serve as the investment adviser and investment sub-adviser, respectively, of each of the Funds. The Manager believes that the shareholders of each Fund generally will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Fund’s assets in the Reorganization, than by continuing to operate the Funds separately. The Manager believes that the Acquiring Fund’s investment objective and strategies make it a compatible fund within the OppenheimerFunds complex for a reorganization with the Target Fund. As a result of the identical investment objectives and substantially similar strategies of the Funds, there is significant overlap in the types of portfolio securities currently owned by the Funds. Shareholders of the Target Fund could also expect to benefit from the superior performance of the Acquiring Fund, and the economies of scale associated with a larger fund as a result of the combined assets realizing a significantly lower advisory fee rate and lower total operating expenses than Target Fund shareholders currently receive. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management team is generally managing the Target Fund in a similar manner as the portfolio management team of the Acquiring Fund. In particular, as of October 31, 2016, 27% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund.

The Board of the Target Fund reviewed and discussed the proposed Reorganization with the Manager and the Board’s independent legal counsel. The Board of the Target Fund also considered information with respect to, but not limited to, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance and asset size.

Based on the considerations discussed above and the reasons more fully described under “Information About the Reorganization—Board Consideration of the Reorganization,” the Board of the Target Fund, including all of the Board members (each, a “Board Member”) who are not “interested persons” of the Target Fund under the Investment Company Act (the “Independent Board Members”), has unanimously concluded that participation in the Reorganization of the Target Fund is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, is hereby submitting the Reorganization Agreement to the shareholders of the Target Fund and recommending that shareholders of the Target Fund vote “FOR” the Reorganization Agreement effecting the Reorganization. The Board of the Acquiring Fund has also approved the Reorganization on behalf of the Acquiring Fund. Shareholders of the Acquiring Fund do not vote on the Reorganization.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REORGANIZATION AGREEMENT

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of the Funds are identical. The investment objective of the Target Fund and the Acquiring Fund is to seek capital appreciation. The investment objective of each Fund is non-fundamental, which means it may be changed without the approval of the Fund’s shareholders.

Principal Investment Strategies. The Target Fund and the Acquiring Fund have identical investment objectives, but employ differing investment strategies to achieve their respective objectives. The similarities and differences of the principal investment strategies of the Funds are described in the chart below.

Target Fund	Acquiring Fund
Principal Investment Strategies

Principal Investment Strategies. The Fund invests primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities (including borrowings for investment purposes). The 80% investment policy is a non-fundamental investment policy and will not be changed without 60 days' advance notice to shareholders. The Fund may also invest in debt securities when the portfolio managers believe it may be advantageous in seeking capital appreciation. The Fund normally invests primarily in medium- and large-capitalization companies that are more established than smaller companies, but may invest in smaller-capitalization companies to the extent that the Fund considers appropriate. The Fund may also invest in companies located outside of the United States.

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on "larger capitalization" issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000.
How Securities are Selected

In selecting investments for the Fund's portfolio, the portfolio managers use an investment process that combines both "value" and "growth" investment styles. A value strategy seeks to identify issuers whose securities are undervalued in the marketplace. The portfolio managers consider a number of factors such as the ratio of the stock's price to the company's earnings, the value of its assets and its management strength. A low price/earnings ratio may indicate that a stock is undervalued. A growth style looks for companies whose stock price may increase at a greater rate than the overall market. These issuers may be entering a growth phase, marked by increases in earnings, sales, cash flows, or other factors that suggest that the stock price may increase more rapidly.

With respect to the growth strategy, the portfolio managers construct the portfolio using both a "bottom up" analysis of individual issuers, which includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations, product development and industry position and a "top down" analysis where overall market, sector and individual trends are considered. The portfolio manager for the value strategy uses a "bottom up" analysis in construction of that portion of the portfolio. The portfolio managers focus on factors that may vary over time and in particular cases. Currently they look for:

•        Individual stocks that are attractive based on fundamental stock analysis and company characteristics;

•        Growth stocks of companies that have projected earnings in excess of the average for their sector and industry;

•        Value stocks with compelling long-term business prospects.

The portfolio managers monitor individual issuers for changes in business fundamentals and valuation, which may trigger a decision to sell a security, but does not require such a decision.

The portfolio managers use fundamental research and quantitative models to select securities for the Fund's portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•        a fundamental approach in analyzing issuers on factors such as a company's financial performance and prospects, industry position, and business model and management strength. Industry outlook, market trends and general economic conditions may also be considered.

•        quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

The portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models. The Fund aims to maintain a broadly diversified portfolio across major economic sectors by applying investment parameters for both sector and position size. The portfolio managers use the following sell criteria: the stock price is approaching its target, deterioration in the company's competitive position, poor execution by the company's management, or identification of more attractive alternative investment ideas.

Who is the Fund Designed For?
The Fund is designed for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a moderately aggressive fund that invests primarily in common stocks. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

The Fund is designed primarily for investors seeking capital appreciation. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that focuses on stock. The Fund is not designed for investors needing current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Comparison. As shown in the chart above, each Fund’s investment objective is to seek capital appreciation and each Fund invests primarily in equity securities of U.S. companies. Under normal circumstances, Equity Fund invests at least 80% of its net assets in equity securities (including borrowings for investment purposes), and may invest in debt securities and in foreign securities, while Main Street Fund’s principal investment strategy focuses solely on domestic equity securities. In addition, Equity Fund normally invests primarily in medium- and large-capitalization companies that are more established than smaller companies, but may invest in smaller-capitalization companies. In contrast, Main Street Fund focuses on "larger capitalization" issuers.

Notwithstanding the differences in the investment strategies of the Funds, as noted above, because of the identical investment objectives and substantially similar strategies there is significant overlap in the portfolio securities currently owned by the Funds. Consistent with the flexibility permitted by each Fund’s investment strategies, the portfolio management teams are generally managing the Funds in a similar manner and the Acquiring Fund’s portfolio management team is also expected to manage the Combined Fund after the Reorganization. In particular, as noted above, as of October 31, 2016, 27% of the Target Fund’s assets were invested in securities that were also held by the Acquiring Fund and 47% of the Acquiring Fund’s assets were invested in securities that were also held by the Target Fund. The portfolio managers of the Acquiring Fund have reviewed the portfolio holdings of the Target Fund and do not anticipate disposing of, or requesting the disposition of, any material portion of the assets of the Target Fund in preparation for, or as a result of, the applicable Reorganization. Thus, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the Target Fund.

Fees and Expenses

The tables below compare the fees and expenses of each class of shares of the Funds, assuming the Reorganization had taken place on September 30, 2016 and the estimated pro forma fees and expenses attributable to each class of shares of the Combined Fund’s Pro Forma portfolio. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of September 30, 2016, see “Additional Information About the Funds—Capitalization of the Funds.” You may qualify for sales charge discounts if you (or you and your spouse) invest, or agree to invest in the future, at least $25,000 in certain funds in the Oppenheimer family of funds. More information about these and other discounts is available from your financial professional and in the section “About Your Account” in the Acquiring Fund Prospectus which is incorporated herein by reference and in the sections “How to Buy Shares” and “Appendix A” of the Acquiring Fund SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund, the Acquiring Fund, and the Combined Fund (as of September 30, 2016 (unaudited))

	Target Fund Class A	Acquiring Fund Class A4	Acquiring Fund Pro Forma Combined Fund Class A
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.03%	0.94%	0.94%

	Target Fund Class B	Acquiring Fund Class B4	Acquiring Fund Pro Forma Combined Fund Class B
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	5%[2]	5%[2]	5%[2]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.79%	1.70%	1.70%

	Target Fund Class C	Acquiring Fund Class C4	Acquiring Fund Pro Forma Combined Fund Class C
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	1%[3]	1%[3]	1%[3]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.24%	0.24%	0.24%
Total Annual Fund Operating Expenses	1.79%	1.70%	1.70%

	Target Fund Class R	Acquiring Fund Class R4	Acquiring Fund Pro Forma Combined Fund Class R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.24%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.29%	1.19%	1.19%

	Target Fund Class Y	Acquiring Fund Class Y4	Acquiring Fund Pro Forma Combined Fund Class Y
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.46%	0.46%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	023%	0.23%	0.23%
Total Annual Fund Operating Expenses	0.78%	0.69%	0.69%

1.	A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more in Oppenheimer funds if they are redeemed within an 18-month "holding period" or to certain retirement plan redemptions.
2.	Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% during years one through six. Class B shares automatically convert to Class A shares six years (72 months) after purchase. This conversion eliminates the Class B asset-based sales charge, however, the shares will be subject to the ongoing Class A fees and expenses. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares that you hold convert to Class A shares, all other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert.
3.	Applies to shares redeemed within 12 months of purchase.
4.	Expenses have been restated to reflect current fees.

Example

This Example is intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Target Fund Class A	$675	$886	$1,114	$1,768
Acquiring Fund Class A	$666	$859	$1,067	$1,668
Acquiring Fund Pro Forma Combined Fund Class A	$666	$859	$1,067	$1,668
If shares are not redeemed[2]:
Target Fund Class A	$675	$886	$1,114	1,768$
Acquiring Fund Class A	$666	$859	$1,067	$1,668
Acquiring Fund Pro Forma Combined Fund Class A	$666	$859	$1,067	$1,668

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years[3]
Target Fund Class B	$683	$868	$1,178	1,735$
Acquiring Fund Class B	$674	$840	$1,131	1,633$
Acquiring Fund Pro Forma Combined Fund Class B	$674	$840	$1,131	$1,633
If shares are not redeemed[2]:
Target Fund Class B	$183	$568	$978	$1,735
Acquiring Fund Class B	$174	$540	$931	$1,633
Acquiring Fund Pro Forma Combined Fund Class B	$174	$540	$931	$1,633

If shares are redeemed[1]:	1 Year	3 Years	5 Years	10 Years
Target Fund Class C	$283	$568	$978	$2,124
Acquiring Fund Class C	$274	$540	$931	$2,025
Acquiring Fund Pro Forma Combined Fund Class C	$274	$540	931$	2,025$
If shares are not redeemed[2]:
Target Fund Class C	$183	$568	$978	$2,124
Acquiring Fund Class C	$174	$540	$931	$2,025
Acquiring Fund Pro Forma Combined Fund Class C	$174	$540	$931	$2,025

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Target Fund Class R	$132	$412	$712	$1,566
Acquiring Fund Class R	$122	$380	$658	$1,452
Acquiring Fund Pro Forma Combined Fund Class R	$122	$380	$658	$1,452
If shares are not redeemed:
Target Fund Class R	$132	$412	$712	$1,566
Acquiring Fund Class R	$122	$380	$658	$1,452
Acquiring Fund Pro Forma Combined Fund Class R	$122	$380	$658	$1,452

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Target Fund Class Y	$80	$250	$435	$970
Acquiring Fund Class Y	$71	$221	$385	$861
Acquiring Fund Pro Forma Combined Fund Class Y	$71	$221	$385	$861
If shares are not redeemed:
Target Fund Class Y	$80	$250	$435	$970
Acquiring Fund Class Y	$71	$221	$385	$861
Acquiring Fund Pro Forma Combined Fund Class Y	$71	$221	$385	$861

1.	In the “If shares are redeemed” examples, expenses include the initial sales charge for Class A and the applicable Class B, and Class C contingent deferred sales charges.
2.	In the “If shares are not redeemed” examples, the Class A expenses include the initial sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges.
3.	Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A shares 72 months after purchase.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During its most recent fiscal year, each Fund had the following portfolio turnover rate:

Fund	Fiscal Year End	Rate
Target Fund	12/31/15	57%
Acquiring Fund	8/31/16	39%

Federal Income Tax Consequences of the Reorganization

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not and the Target Fund generally will not recognize gain or loss as a result of the Reorganization, and that the aggregate tax basis of the Acquiring Fund shares received by each Target Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Target Fund shares. You should, however, consult your tax advisor regarding the effect on you, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

A portion of the Target Fund’s portfolio securities may be disposed of in connection with the Reorganization. The actual tax effect of such disposition will depend on the difference between the price at which such portfolio assets are sold and the tax basis of the Target Fund in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Target Fund does not expect to dispose of a material portion of its assets in connection with the Reorganization.

Because the Reorganization will end the Target Fund’s tax year, it may accelerate distributions to shareholders from the Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover before the consummation of the Reorganization that were not previously distributed.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares of the Target Fund, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For further information about the tax consequences of the Reorganization, please see the section titled “Information About the Reorganization – Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the distribution, purchase, exchange, redemption and valuation of shares of the Target Fund and the Acquiring Fund are identical. For more information about these procedures, see below under “Comparison of the Funds – Purchase, Exchange, Redemption and Valuation of Shares.”

Comparison of the funds

Principal Investment Risks

As a result of their similar investment objectives and investment strategies, the Target Fund and the Acquiring Fund are subject to similar principal investment risks associated with an investment in the relevant Fund. The following comparison shows the principal risks that apply to both Funds and the principal risks that are unique to each Fund.

The principal risks that apply to each Fund are set out below:

Risks of Investing in Stocks. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time. For example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen. A variety of factors can affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), fund share values may fluctuate more in response to events affecting the market for those types of securities.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector. To some extent that risk may be limited by the Fund’s policy of not concentrating its investments in any one industry.

The Target Fund also has the following additional principal risks:

Risks of Mid-Cap Companies. Mid-cap companies generally involve greater risk of loss than larger companies. The prices of securities issued by mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-cap companies may not pay dividends for some time, if at all.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Value Investing. Value investing entails the risk that if the market does not recognize that a fund's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause a fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Risks of Foreign Investing. Foreign securities are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. As a result, the value of the Fund's net assets may change on days when you will not be able to purchase or redeem the Fund's shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to only limited or no regulatory oversight.

The Acquiring Fund also has the following additional principal risks, which would apply to the Combined Fund:

Risks of Small- and Mid-Cap Companies. Small-cap companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. Mid-cap companies are generally companies that have completed their initial start-up cycle, and in many cases have established markets and developed seasoned market teams. While smaller companies might offer greater opportunities for gain than larger companies, they also may involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Small- and mid-cap companies' securities may trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-cap companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Small- and mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. It may take a substantial period of time before the Fund realizes a gain on an investment in a small- or mid-cap company, if it realizes any gain at all.

The risks described above form the expected overall risk profile, respectively, of each Fund and can affect the value of a Fund's investments, its investment performance and the price of its shares. The price of a Fund’s shares can go up and down substantially. The value of a Fund's investments may change because of broad changes in the markets in which the Fund invests or because of poor investment selection, which could cause the Fund to underperform other funds with similar investment objectives. There is no assurance that a Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them. These risks mean that you can lose money by investing in a Fund.

Fundamental Investment Restrictions

Both the Target Fund and the Acquiring Fund have certain additional fundamental investment restrictions that can only be changed with shareholder approval. These investment restrictions are identical between the Funds. Please see the Statements of Additional Information for each Fund for descriptions of the current fundamental investment restrictions, which are incorporated by reference into this Combined Prospectus/Proxy Statements and the Reorganization SAI.

Performance Information

The bar charts and tables below provide some indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year and by showing how each Fund's average annual returns for the one-year, five-year and ten-year periods compare with those of a broad measure of market performance. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More recent performance information is available by calling the toll-free number on the back of a Fund’s prospectus and on the Funds’ website: https://www.oppenheimerfunds.com

Annual Total Returns for the Target Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 19.35% (2nd Qtr 09) and the lowest return was -27.29% (4th Qtr 08).

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Target Fund
Average Annual Total Returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years
Class A (inception 10/02/47) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	(6.02%) (8.08%) (1.71%)	8.72% 8.11% 6.89%	4.95% 4.19% 3.91%
Class B (inception 05/03/93)	(5.55%)	8.76%	4.99%
Class C (inception 08/29/95)	(1.96%)	9.08%	4.65%
Class R (inception 03/01/01)	(0.53%)	9.64%	5.16%
Class Y (inception 06/01/94)	(0.09%)	10.22%	5.74%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	0.92%	12.44%	7.40%

Annual Total Returns for the Acquiring Fund (Class A) as of 12/31 each year

Sales charges and taxes are not included and the returns would be lower if they were. During the period shown, the highest return for a calendar quarter was 18.65% (2nd Qtr 09) and the lowest return was -22.27 (4th Qtr 08). For the period from January 1, 2016 to September 30, 2016 the cumulative return (not annualized) before sales charges and taxes was 6.96%.

The following table shows the average annual total returns for each class of the Fund's shares. After-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Your actual after-tax returns, depending on your individual tax situation, may differ from those shown and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class and after-tax returns for other classes will vary.

Acquiring Fund
Average Annual Total Returns for the periods ended December 31, 2015	1 Year	5 Years	10 Years
Class A (inception 2/3/88) Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares	2.81% (5.77%) 0.56%	10.43% 9.11% 8.25%	6.03% 4.96% 4.75%
Class B (inception 10/3/94)	(2.19%)	10.53%	6.15%
Class C (inception 12/1/93)	1.45%	10.91%	5.87%
Class R (inception 03/01/01)	2.86%	11.46%	6.38%
Class Y (inception 11/01/96)	3.37%	12.10%	7.08%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57% 15.35%[1]	7.31%

1. As of 12/31/2011.

The accounting survivor of the Reorganization will be the Acquiring Fund. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Management of the Funds

OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser. The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company. The Manager oversees the Fund's investments and its business operations. The Sub-Adviser chooses the Fund's investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by each Fund's Board, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees each Fund pays to the Manager and describes the expenses that each Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager. The Manager has been an investment adviser since 2012. The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at 225 Liberty Street, New York, New York 10281-1008.

Each Fund is governed by its Board, which is responsible for overseeing the Fund. For a listing of the members comprising each Fund’s Board, please refer to the Statement of Additional Information for the relevant Fund.

The Target Fund is managed by Laton Spahr, CFA, and Paul Larson, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Spahr has been a portfolio manager and Vice President of the Fund since March 2013 and Mr. Larson has been a portfolio manager of the Fund since October 2016.

The Acquiring Fund is managed by Manind (“Mani”) Govil, CFA, Benjamin Ram and Paul Larson, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Govil has been a Vice President and lead portfolio manager of the Fund and Mr. Ram has been a Vice President and co-portfolio manager of the Fund since May 2009. Mr. Larson has been a Vice President and a co-portfolio manager of the Fund since February 2014. The portfolio management team of the Acquiring Fund is expected to manage the Combined Fund after the Reorganization.

Mr. Spahr has been a Senior Vice President of the Sub-Adviser since March 2013. Prior to joining the Sub-Adviser, he was a senior portfolio manager from 2003 to 2013 and an equity analyst from 2001 to 2002 for Columbia Management Investment Advisers, LLC. Mr. Spahr is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Mr. Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. Mr. Larson is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Govil has been a Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He served as the lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research, from 2001 to July 2005, and was lead portfolio manager - core equity, from April 1996 to July 2005, at Mercantile Capital Advisers, Inc. Mr. Govil is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Ram has been a Vice President and portfolio manager of the Sub-Adviser since May 2009. Prior to joining the Sub-Adviser, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. He was a financial analyst, from 2003 to 2005, and co-portfolio manager, from 2005 to 2006, at Mercantile Capital Advisers, Inc. Mr. Ram was a bank analyst at Legg Mason Securities from 2000 to 2003 and was a senior financial analyst at the CitiFinancial division of Citigroup, Inc. from 1997 to 2000. Mr. Ram is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Investment Advisory Agreements

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment adviser for the Fund. With respect to each Fund, the Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager. The Sub-Adviser employs each Fund’s portfolio managers, who are primarily responsible for the day-to-day management of each Fund's investments.

The table below shows the current contractual advisory fee schedule for each of the Funds. As shown in the table, the effective advisory fee as of September 30, 2016 is 0.55% for the Target Fund and 0.46% for the Acquiring Fund. The Acquiring Fund’s advisory fee schedule would be the fee schedule for the Combined Fund upon successful completion of the Reorganization. Each Fund’s management fee and other annual operating expenses may vary in future years.

As of September 30, 2016, the Acquiring Fund had net assets of approximately $7.6 billion. As of the same date, the Target Fund had net assets of only approximately $1.5 billion and therefore has not benefitted from the additional breakpoints in its fee schedule on net assets of more than $5 billion. Although the advisory fees would be reduced at certain higher asset levels, the Manager does not believe the Target Fund will grow to those asset levels so the Target Fund is not expected to reach those breakpoints.

The contractual advisory fee schedule of the Acquiring Fund is lower than the fee schedule of the Target Fund across all asset levels.

A comparison at each advisory fee level is set forth in the chart below:

Target Fund		Acquiring Fund
Assets (in $ millions of average annual net assets)	Fee	Assets (in $ millions of average annual net assets)	Fee
First 100	0.75%	First 200	0.65%
Next 100	0.70%	Next 150	0.60%
Next 100	0.65%	Next 150	0.55%
Next 100	0.60%	Next 9,500	0.45%
Next 100	0.55%	Over 10,000	0.43%
Next 4,500	0.50%
Over 5,000	0.48%
Effective advisory fee as of September 30, 2016	0.55%		0.46%

The pro forma effective advisory fee after the Reorganization is estimated to be about 0.46%, a decrease for the Target Fund. The Fund’s combined assets after the Reorganization would be approximately $9.1 billion, which would mean that the advisory fee on additional assets would be at a 0.45% annual rate.

As shown in the current and pro forma fee tables above, total (gross) fund operating expenses across all share classes for shareholders of the Target Fund are expected to decrease significantly as a result of the Reorganization.

Both Funds obtain investment management services from the Manager according to the terms of advisory agreements that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for the continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Each investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreements, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement relates.

Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the "California Fund"), a fund advised by the Sub-Adviser and distributed by OppenheimerFunds Distributor, Inc. (the “Distributor”). The plaintiffs asserted claims against the Sub-Adviser, the Distributor and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

The Sub-Adviser and the Distributor believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, the Sub-Adviser believes that the suit should not impair the ability of the Sub-Adviser or the Distributor to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

Distribution Services

OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares. Each Fund has adopted a service plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment.

Each Fund has adopted Distribution and Service Plans for Class B, Class C and Class R shares to pay the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the plans, the Fund pays the Distributor an asset-based sales charge for Class B and Class C shares calculated at an annual rate of 0.75% of the daily net assets of those classes and for Class R shares calculated at 0.25% of the daily net assets of that class. The Fund also pays a service fee under the plans at an annual rate of 0.25% of the daily net assets of Class B, Class C and Class R shares. Altogether, these fees increase the Class B and Class C shares annual expenses by 1.00% and increase the Class R shares annual expenses by 0.50%, calculated on the daily net assets of the applicable class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than other types of sales charges.

Use of Plan Fees: The Distributor uses the service fees to compensate brokers, dealers, banks and other financial intermediaries for maintaining accounts and providing personal services to Class B, Class C or Class R shareholders in the applicable share class. The Distributor normally pays intermediaries the 0.25% service fee in advance for the first year after shares are purchased and then pays that fee periodically.

Class C Shares: At the time of a Class C share purchase, the Distributor generally pays financial intermediaries a sales concession of 0.75% of the purchase price from its own resources. Therefore, the total amount, including the advance of the service fee that the Distributor pays the intermediary at the time of a Class C share purchase is 1.00% of the purchase price. The Distributor normally retains the asset-based sales charge on Class C share purchases during the first year and then pays that fee to the intermediary as an ongoing concession. For Class C share purchases in certain omnibus group retirement plans, the Distributor pays the intermediary the asset-based sales charge during the first year instead of paying a sales concession at the time of purchase. The Distributor pays the service fees it receives on those shares to the intermediary for providing shareholder services to those accounts. See the Fund’s Statement of Additional Information for exceptions to these arrangements.

Class R Shares (formerly Class N Shares): For all new purchases of Class R shares, the Distributor pays intermediaries a 0.25% service fee and a 0.25% asset based sales charge on an ongoing basis. For certain Class R shares of Oppenheimer funds purchased prior to July 1, 2014, the Distributor paid financial intermediaries 1.00% of the purchase price at the time of sale. For those shares, the Distributor retained the service fee for the first year, paying intermediates the service fee thereafter, and retains the asset-based sales charge on Class R shares on an ongoing basis.

Payments to Financial Intermediaries and Service Providers

The Sub-Adviser and/or the Distributor, Transfer Agent and/or Sub-Transfer Agent, at their discretion, may also make payments to broker-dealers, other financial intermediaries or to service providers for some or all of the following services: distribution, promotional and marketing support, operational and recordkeeping, sub-accounting, networking and administrative services.

The types of financial intermediaries that may receive compensation for providing such services include, but are not limited to, broker-dealers, financial advisors, registered investment advisers, sponsors of fund “supermarkets,” sponsors of fee-based advisory or wrap fee-based programs, sponsors of college and retirement savings programs, banks, trust companies, retirement plan or qualified tuition program administrators, third party administrators, financial intermediaries that offer products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

Payments for distribution or promotional and marketing support are made out of the Sub-Adviser's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Sub-Adviser receives from the Manager for sub-advisory services on behalf of the Fund. Such payments, which may be substantial, are paid to financial intermediaries who perform services for the Sub-Adviser, and/or the Distributor, and are in addition to payments made pursuant to an applicable 12b-1 plan. Such payments are separate from any commissions the Distributor pays to financial intermediaries out of the sales charges paid by investors.

Payments for distribution-related expenses and asset retention items, paid by the Sub-Adviser or the Distributor, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that financial intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that financial intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the financial intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the financial intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Sub-Adviser or Distributor may reimburse expenses, including, but not limited to, educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA")) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Sub-Adviser or Distributor does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the financial intermediary, sales of Fund shares, the redemption rates on accounts of clients of the financial intermediary or overall asset levels of Oppenheimer funds held for or by clients of the financial intermediary, the willingness of the financial intermediary to allow the Distributor to provide educational and training support for the financial intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the financial intermediary's sales system, as well as the overall quality of the services provided by the financial intermediary. The Sub-Adviser and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Sub-Adviser or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Sub-Adviser and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may be made by the Transfer Agent or Sub-Transfer Agent to financial intermediaries to compensate or reimburse them for services provided, such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, operational and recordkeeping and other administrative services. These payments are made out of the Transfer Agent’s or Sub-Transfer Agent’s own resources and/or assets, including from the revenues or profits derived from the transfer agency fees the Transfer Agent receives from the Fund. Financial intermediaries that may receive these fees for providing services may include, but are not limited to, retirement plan administrators, qualified tuition program sponsors, banks and trust companies, broker-dealers, and insurance companies that offer variable annuity or variable life insurance products, and other financial intermediaries. These fees may be used by the financial intermediary to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Payments made by the Sub-Adviser, and/or the Distributor, the Transfer Agent and Sub-Transfer Agent are not reflected in the tables in the “Fees and Expenses” section above because they are not paid by the Fund.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Sub-Adviser and/or Distributor and operational and recordkeeping, networking and sub-accounting payments made by the Transfer Agent and/or Sub-Transfer Agent. Your broker-dealer or other financial intermediary may charge may charge you fees or commissions in addition to those disclosed in this Combined Prospectus/Proxy Statement. You should ask your financial intermediary for details about any such payments it receives from the Sub-Adviser, Distributor, Transfer Agent or Sub-Transfer Agent, or any other fees or expenses it charges.

Dividends and Distributions

Each Fund intends to declare and pay dividends annually from its net investment income. The Funds may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Funds may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. The dividends and capital gains distributions paid on Class A, Class Y, and with respect to the Acquiring Fund and the Combined Fund, Class I, shares will generally be higher than those on Class B, Class C and Class R shares, since those share classes normally have higher expenses than Class A, Class Y, and Class I shares.

Purchase, Exchange, Redemption and Valuation of Shares

The Target Fund offers investors five different classes of shares: Class A, Class B, Class C, Class R and Class Y. The Acquiring Fund offers investors six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class I. The features of each of Target Fund’s share classes are identical to the features of the same share classes of the Acquiring Fund. Each Fund’s different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. Class B shares are no longer offered for new purchases.

The procedures for purchases, redemptions and exchanges of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of certain other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time. The Funds also have the same policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity.

You can generally redeem (sell) some or all of your shares on any regular business day. You may redeem your shares by writing a letter, by wire, by telephone or on the internet. Each Fund reserves the right to “redeem in kind” shares under certain circumstances (such as lack of liquidity in the Fund’s portfolio to meet redemptions). That means the redemption proceeds will be paid in securities from the Fund’s portfolio. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash. You may incur taxable capital gain when converting securities to cash.

Class A, Class B, Class C and Class R and Class Y shares of the Acquiring Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on Target Fund shares exchanged for the Acquiring Fund’s shares as a result of the Reorganization. However, any CDSC that applies to the Target Fund’s shares as of the date of the exchange will carry over to the Acquiring Fund’s shares received in the Reorganization.

The valuation policies of the Funds are identical. Each Fund calculates the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of 4:00 p.m. Eastern time, on each day the New York Stock Exchange (the “NYSE”) is open for trading (referred to as a “regular business day”), except in the case of a NYSE scheduled early closing, in which case the Fund will calculate the net asset value of each class of shares based on the value of the Fund’s portfolio determined as of the NYSE scheduled early closing time (the “Valuation Time”).

Each Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund’s liabilities attributable to the share class from the value of the securities and other assets attributable to the share class. The Fund’s “other assets” might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund’s securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

If market quotations are not readily available or (in the Sub-Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund’s net asset value is calculated that day, an event occurs that the Sub-Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

In determining whether current market prices are readily available and reliable, the Sub-Adviser monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster).

The Board of each Fund has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Sub-Adviser’s “Valuation Committee.” Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Sub-Adviser are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund’s use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

Each Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Sub-Adviser believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Sub-Adviser’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot buy or redeem Fund shares.

Shareholders should refer to the Acquiring Fund Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares. The policies and procedures related to the purchase, exchange, redemption and valuation of shares of the Acquiring Fund will be the same for the Combined Fund following the closing of the Reorganization.

Fund Service Providers

The following outlines each Fund’s current service providers. Following the closing of the Reorganization, the Acquiring Fund’s service providers will serve the Combined Fund.

	Target Fund	Acquiring Fund
Transfer Agent and Sub-Transfer Agent	OFI Global Asset Management, Inc. and Shareholder Services Inc. doing business as OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)	OFI Global Asset Management, Inc. and Shareholder Services Inc. doing business as OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217 1.800.CALL OPP (225.5677)
Custodian	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109-3661	Brown Brothers Harriman & Co. 40 Water Street Boston, Massachusetts 02109-3661
Independent Registered Public Accounting Firm	[ ]	[ ]
Counsel to the Funds & Independent Board Members	Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606

OFI Global Asset Management, Inc. is the Fund’s Transfer Agent. It serves as the Transfer Agent for a fee based on annual net assets. Shareholder Services, Inc., an affiliate of the Transfer Agent, doing business as OppenheimerFunds Services, is the Fund’s Sub-Transfer Agent. OppenheimerFunds Services is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It also acts as shareholder servicing agent for the other Oppenheimer funds. The terms of the transfer agency agreement for each of the Funds are substantially similar. Under each Fund’s Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Shareholder Rights

The rights of shareholders under the Target Fund’s Declaration of Trust and By-Laws and the Acquiring Fund’s Declaration of Trust and By-Laws are identical.

Shareholder Meetings. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act. Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by shareholders is less than a majority of the total number of Trustees or Directors, or if they seek to change a fundamental investment policy. Except as required by federal law including the Investment Company Act, shareholders are not be entitled to call, or to have the Fund secretary call, special meetings of the shareholders.

The Fund secretary or an assistant secretary will call a meeting of shareholders by giving written notice of the place, date and hour, and general nature of the business to be transacted at that meeting not less than ten (10) days (or such other number of days as the Board determines in its sole discretion) before the date of the meeting, to each shareholder entitled to vote at such meeting. Notice of any meeting of shareholders will be given either by hand delivery, telephone, mail, or electronically, to the shareholder at the phone number, address, facsimile number, e-mail address or other contact information of that shareholder appearing on the books of the Fund or its transfer agent.

Indemnification. If any shareholder or former shareholder of the Fund is held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder will be entitled, out of the Fund’s assets, to be held harmless from and indemnified against all loss and expense arising from such liability. The Fund will, upon request by such shareholder or former shareholder, assume the defense of any claim made against him or her for any act or obligation of the Fund and satisfy any judgment arising from such claim from the Fund’s assets.

INFORMATION ABOUT THE REORGANIZATION

This is only a summary of the Reorganization Agreement. You should read the Reorganization Agreement, which is attached as Exhibit A.

Terms of the Reorganization Agreement

If the shareholders of the Target Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by the Target Fund and the Acquiring Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about March 17, 2017, and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about March 16, 2017.

If the shareholders of the Target Fund vote to approve the Reorganization Agreement, all of the assets of the Target Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund, and you will receive Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund equal in value to the value as of the Valuation Date of your shares of the Target Fund. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Target Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of the Target Fund will be permanently closed at the close of business on the Valuation Date. Both Funds apply the same portfolio valuation procedures.

Shareholders of the Target Fund who vote their Class A, Class B, Class C, Class R and Class Y shares in favor of the Reorganization will be electing in substance but not form to redeem their shares of the Target Fund at net asset value on the Valuation Date, and reinvest the proceeds in Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund at net asset value as of the proceeding day. The Acquiring Fund is assuming all liabilities of the Target Fund. The Target Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of the Target Fund’s activities. Following the Reorganization, the Target Fund shall take all necessary steps to complete its liquidation and affect a complete dissolution of the Fund.

Under the Reorganization Agreement, either the Target Fund or the Acquiring Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of the Target Fund.

Board Consideration of the Reorganization

At a meeting of the Board of the Target Fund and the Board of the Acquiring Fund held November 11, 2016, the Board considered whether to approve the proposed Reorganization on behalf of each Fund and reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Information with respect to, among other things, each Fund’s respective investment objective and policies, advisory fees, distribution fees and other operating expenses, historical performance, asset size and prospects for growth also was considered by the Board.

The Board considered the smaller size of the Target Fund and the Manager's view that shareholders of the Target Fund would benefit from economies of scale associated with a larger fund as a result of the combined assets which would realize a lower advisory fee breakpoint than the Target Fund’s assets would realize on its own. The Board received and considered information showing that the contractual advisory fee rate paid by shareholders of the Target Fund will decrease significantly, and that the total fund operating expenses are expected to decrease across all share classes of the Target Fund. The Board noted that if the Target Fund continued as a stand-alone fund, its fixed costs such as audit and tax fees would increase as a percentage of its assets. The Board also noted that the Acquiring Fund shareholders would have the benefit of additional assets as a result of the Reorganization and the corresponding potential for lower total expenses as a percentage of net assets in the future. The Board noted that the Manager expects that small savings may be achieved from the elimination of duplicative efforts with respect to tracking portfolio positions, compliance with investment limits, preparation of reports and other administrative functions. The Board further noted that there would be limited portfolio management cost savings, as one of the portfolio managers currently manages the Target Fund and the Acquiring Fund, and that the Manager might realize minimal savings from eliminating the costs associated with preparing, filing, and distributing prospectuses and shareholder reports for the Target Fund.

The Board considered that the Acquiring Fund has a better performance track record than the Target Fund. The Board noted that the Acquiring Fund has outperformed the Target Fund for the last 1-year, 3-year, 5-year and 10-year periods. Additionally, the Board noted that the Acquiring Fund is rated as a 3-star fund by Morningstar for the 3-year, 5-year and 10-year periods as compared to a 1-star rating for the Target Fund. Finally, the Board noted that the Acquiring Fund’s lower overall fees helps drive its competitive performance in the marketplace. The Board further considered that the Target Fund has had net negative asset flows for the past several years. The Board noted that the Acquiring Fund has better prospects for asset growth in the future than as compared to the Target Fund, which could have the potential to increase further economies of scale.

The Board considered the similarities of the two Funds, including that they have identical investment objectives, substantially similar investment strategies and risks, and substantially similar portfolio investments. The Board noted that both Funds offer investors similar share classes for purchase options and services, and that the Funds’ sales charge arrangements are the same for all of those share classes. The Board noted that, based on its investment strategy, the Target Fund has generally held a slightly higher allocation of securities issued by mid-cap companies than the Acquiring Fund. The Board further considered that the Funds share one portfolio manager. The Board considered the costs savings that could result from the Reorganization, including from: (i) combining portfolio management activities of the Funds into one portfolio management team, (ii) the consolidation of compliance and other administrative functions, (iii) the elimination of the need to differentiate the Funds in the marketplace, and (iv) elimination of costs associated with the preparation, printing, and mailing of prospectuses and shareholder reports for the Target Fund.

The Board considered that both Funds have the same investment adviser, general distributor and transfer agent, and that the Investment Advisory Agreements, General Distributor’s Agreements and transfer agency Service Agreements are substantially similar for both Funds.

The Board considered the estimated costs of the Reorganization to the Funds and the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that each Fund’s participation in the transaction was in the best interests of both the Target Fund and the Acquiring Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of the Target Fund or the Acquiring Fund.

After consideration of the above factors, as well as other considerations, and such information as the Board of the Target Fund deemed relevant, the Board, including the Independent Board Members, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of the Target Fund.

Acquiring Fund shareholders do not vote on the Reorganization. The Board of the Acquiring Fund, including the Independent Board Members, unanimously approved the Reorganization and the Reorganization Agreement after it determined that the Reorganization was in the best interests of the Acquiring Fund and that no dilution would result to the shareholders.

The Board members are not required to attend the shareholder meeting nor do they plan to attend the meeting.

For the reasons discussed above, the Board, on behalf of the Target Fund, recommends that you vote FOR the Reorganization Agreement. If shareholders of the Target Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

Expenses of the Reorganization

Each Fund will incur expenses in connection with the Reorganization, including legal and accounting fees, the cost of a tax opinion (that the Reorganization will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total Reorganization-related costs to be approximately $[__________], with the Manager bearing approximately $110,000 in shareholder communication costs and the Target Fund bearing approximately $[ ] in legal and accounting fees and costs relating to each Fund’s tax opinion. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Ropes & Gray LLP (which opinion will be subject to certain qualifications) substantially to the effect that, based upon certain facts, assumptions, and representations, and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

1.	The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;
2.	Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund solely in exchange for shares of Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
3.	Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon receipt of the assets of Target Fund in exchange for the Acquisition Shares and the assumption by Acquiring Fund of all liabilities of Target Fund;
4.	Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;
5.	Under Section 1223(2) of the Code, Acquiring Fund’s holding periods for each asset it receives from Target Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such asset was held or treated for federal income tax purposes as held by Target Fund;
6.	Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Acquisition Shares in the Reorganization;
7.	Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;
8.	Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and
9.	Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

If the tax opinion is not received by the Closing Date, the Target Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months.

Opinions of counsel are not binding on the Internal Revenue Service. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its aggregate tax basis in its Target Fund shares and the fair market value of the Acquiring Fund shares that it received.

A portion of the portfolio assets of the Acquiring Fund and Target Fund may be sold at any time before or after the Reorganization in connection with the Reorganization. The actual tax effect of any such sales would depend on the difference between the price at which such portfolio assets were sold and the tax basis in such assets of the Fund making the sale. Any capital gains recognized in these sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. The Reorganization will end the tax year of the Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its short tax year ending on the Closing Date. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

On or prior to the Valuation Date, the Target Fund will, and the Acquiring Fund may, declare and pay a dividend which, together with all previous distributions qualifying for the dividends-paid deduction, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), and all of its net realized capital gains, if any, through the Closing of the Reorganization, and may include undistributed income or gains from prior years. This dividend will be included in the taxable income of the Target Fund’s shareholders as ordinary income and capital gain, as applicable, and will include any distributable, but undistributed, capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carry-forwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Combined Fund to the extent such losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carry-forwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of each Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund will have tax attributes that reflect a blending of the tax attributes of the Target Fund and Acquiring Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the shareholders of the Target Fund receive a proportionate share of any unrealized gains in the Combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Combined Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the applicable Combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent the Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization. As of [Date_________], the Target Fund had approximately $[________] in capital loss carry-forwards and the Acquiring Fund had approximately $[________] in capital loss carry-forwards. As of [Date _____] the Target Fund had approximately $[ ] in realized [gains/losses] and approximately $[ ] in unrealized [gains/losses], and the Acquiring Fund had approximately $[ ] in realized [gains/losses] and approximately $[ ] in unrealized [gains/losses]. based on actual investment trading activity through that date.

Shareholders of the Target Fund should consult their tax advisors regarding the effect, if any, of the Reorganization of the Target Fund in light of their individual circumstances. They should also consult their tax advisors as to state, local, foreign and other tax consequences, if any, of the Reorganization because this discussion only relates to U.S. federal income tax consequences.

VOTING INFORMATION

Solicitation of Proxies

Proxies are being solicited on behalf of the Board of Trustees of the Target Fund. The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager or one of its affiliates or subsidiaries who will not receive any compensation from the Fund for such solicitation. The Manager has engaged AST Fund Solutions (“AST”), 48 Wall Street, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $110,000 in connection with the solicitation of proxies. The Manager will bear the costs, fees and expenses incurred by the Target Fund in connection with the Combined Proxy/Prospectus Statement, including all expenses in connection with the solicitation of proxies, and the fees and expenses of attorneys relating to the Combined Proxy/Prospectus Statement.

Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Combined Proxy/Prospectus Statement and proxy materials to the beneficial owners of the Fund’s shares.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Combined Proxy/Prospectus Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may call our proxy information line toll-free at 1-866-796-7172.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers.  Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Reorganization before the Meeting. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received from their customers and clients in connection with the Reorganization. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Reorganization may be deemed an instruction to vote against such Reorganization.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the Reorganization may be deemed to authorize a service provider to vote such shares in favor of the Reorganization. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as shares for which voting instructions from the Fund’s other shareholders have been timely received.

Voting, Quorum Requirement and Adjournments

Shareholders of record on the Record Date are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on the Reorganization.

With respect to the Fund, the presence in person or by proxy of one-third or more of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such a quorum must be present for the transaction of business with respect to the Reorganization.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Reorganization is not received, the chairman of the Meeting may propose one or more adjournments to permit further solicitation of proxies. No shareholder vote is required for adjournment. A shareholder vote may be taken on the Reorganization in this Combined Proxy/Prospectus Statement prior to any such adjournment if sufficient votes have been received for the Reorganization and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Reorganization. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST the Reorganization for which the required vote is an Investment Company Act Majority (as defined below) of a Fund.

Required Vote

Approval with respect to the Reorganization requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of the Fund entitled to vote on the Reorganization. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund. Acquiring Fund shareholders do not vote on the Reorganization.

How Proxies Will Be Voted

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the Reorganization, your shares will be voted “FOR” the Reorganization.

Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals.  The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communication to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board members are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost. To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Other Matters

The Board Members do not intend to bring any matters before the Meeting other than the Reorganization described in this Combined Proxy/Prospectus Statement, and the Board Members and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Capitalization of the Funds

The following tables set forth the existing capitalization (unaudited) of the Target Fund and the Acquiring Fund as of September 30, 2016, and the expected pro forma combined capitalization of the Acquiring Fund as of September 30, 2016, as if the Reorganization had occurred on that date.

Target Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A
Class B
Class C
Class R
Class Y
TOTAL

Acquiring Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A
Class B
Class C
Class R
Class Y
TOTAL

Acquiring Fund (Pro Forma Combined Fund)*	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class A
Class B
Class C
Class R
Class Y
TOTAL

*Reflects the issuance of [number of shares] Class A shares, [number of shares] Class B shares, [number of shares] Class C shares, [number of shares] Class R shares, and [number of shares] Class Y shares of the Acquiring Fund in a tax-free exchange for the net assets of the Target Fund, aggregating [number of shares] shares. [These figures have been reduced to reflect the costs of the Reorganization.]

Shareholder Information

On December 5, 2016, there were approximately [number of shares__________] outstanding shares of the Target Fund, consisting of [number of shares___________] Class A shares, [__________number of shares] Class B shares, [number of shares_____________] Class C shares, [number of shares___________] Class R shares, and [number of shares __] Class Y shares.

On December 5, 2016, there were approximately [number of shares__________] outstanding shares of the Acquiring Fund, consisting of [number of shares___________] Class A shares, [__________number of shares] Class B shares, [number of shares_____________] Class C shares, [number of shares___________] Class R shares, and [number of shares __] Class Y shares.

As of December 5, 2016, the officers and Trustees of the Target Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of December 5, 2016, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of December 5, 2016, the officers and Trustees of the Acquiring Fund as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of December 5, 2016 the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROSPECTUS/PROXY STATEMENT

Exhibits

  Form of Agreement and Plan of Reorganization

B.	Principal Shareholders

C.	Form of Proxy Card

  EXHIBIT A

  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of ________________, by and between Oppenheimer Equity Fund, a Delaware statutory trust (the “Target Fund”) and Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds, a Delaware statutory trust (“Acquiring Fund”).

  W I T N E S S E T H:

  WHEREAS, the parties are each open-end investment companies of the management type; and

  WHEREAS, the parties hereto desire to provide for the reorganization (the “Reorganization”) pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), of Target Fund through the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for the voting shares of beneficial interest (“shares”) of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund on the Closing Date (as hereinafter defined) (collectively, the “Assumed Liabilities”), which Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund are to be distributed by Target Fund pro rata to its shareholders in complete liquidation of Target Fund and complete cancellation of its shares;

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1.       The parties hereto hereby adopt this Agreement pursuant to Section 368(a)(1) of the Code as follows: The Reorganization will be comprised of the acquisition by Acquiring Fund of all of the assets of Target Fund solely in exchange for Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund and the assumption by Acquiring Fund of the Assumed Liabilities of Target Fund, followed by the distribution of such Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund to the Class A, Class B, Class C, Class R and Class Y shareholders of Target Fund in exchange for their Class A, Class B, Class C, Class R and Class Y shares of Target Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

  The share transfer books of Target Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Target Fund; redemption requests received by Target Fund after that date shall be treated as requests for the redemption of the shares of Acquiring Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

  2.       On the Closing Date (as hereinafter defined), all of the assets of Target Fund shall be delivered as provided in Section 7 to Acquiring Fund, in exchange for and against delivery to Target Fund on the Closing Date of a number of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund, having an aggregate net asset value equal to the value of the assets of Target Fund so transferred and delivered, and the assumption by Acquiring Fund of the Assumed Liabilities.

  3.       The net asset value of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund and the value of the assets of Target Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund and the Class A, Class B, Class C, Class R and Class Y shares of Target Fund shall be done in the manner used by Acquiring Fund and Target Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Acquiring Fund in such computation shall be applied to the valuation of the assets of Target Fund to be transferred to Acquiring Fund.

  Target Fund will declare and pay, on or immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Target Fund’s shareholders , in distributions qualifying for the dividends-paid deduction, all of Target Fund’s investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, in each case for the short taxable year ending on the Closing Date and any prior taxable year in respect of which Target Fund is eligible to declare and pay a spillback dividend under Section 855 of the Code.

  4.       The closing (the “Closing”) shall be at the offices of OFI Global Asset Management, Inc. (the “Manager”), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the “Closing Date”). The business day preceding the Closing Date is herein referred to as the “Valuation Date.”

  In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the “Act”), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

  5.       In conjunction with the Closing, Target Fund shall distribute on a pro rata basis to the shareholders of Target Fund as of the Valuation Date Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund received by Target Fund on the Closing Date in complete liquidation of Target Fund; for the purpose of the distribution by Target Fund of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund to Target Fund’s shareholders, Acquiring Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund on the books of Acquiring Fund to each Class A, Class B, Class C, Class R and Class Y shareholder of Target Fund in accordance with a list (the “Shareholder List”) of Target Fund shareholders received from Target Fund; and (b) confirm an appropriate number of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund to each Class A, Class B, Class C, Class R and Class Y shareholder of Target Fund.

  The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Target Fund, indicating his or her share balance. Target Fund agrees to supply the Shareholder List to Acquiring Fund not later than the Closing Date.

  6.       Prior to the Closing Date, Target Fund’s portfolio shall be analyzed to ensure that Target Fund’s portfolio meets Acquiring Fund’s investment policies and restrictions so that, after the Closing, Acquiring Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Target Fund shall deliver to Acquiring Fund two copies of a list setting forth the securities then owned by Target Fund. As soon as practicable after the Closing, Target Fund shall provide Acquiring Fund a list setting forth the respective federal income tax basis of each of Target Fund's assets by lot and the holding periods of such assets as of the Valuation Date.

  7.       Portfolio securities or written evidence acceptable to Acquiring Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Target Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Target Fund on the Closing Date to Acquiring Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers’ checks or by bank wire or intra-bank transfer payable to the order of Acquiring Fund for the account of Acquiring Fund. Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund representing the number of Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund being delivered against the assets of Target Fund, registered in the name of Target Fund, shall be transferred to Target Fund on the Closing Date. Such shares shall thereupon be assigned by Target Fund to its shareholders so that the shares of Acquiring Fund may be distributed as provided in Section 5.

  If, at the Closing Date, Target Fund is unable to make delivery under this Section 7 to Acquiring Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Target Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Target Fund’s custodian, then the delivery requirements of this Section 7 with respect to said undelivered securities or cash will be waived and Target Fund will deliver to Acquiring Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Acquiring Fund, together with such other documents, including a due bill or due bills and brokers’ confirmation slips as may reasonably be required by Acquiring Fund.

  8.       Acquiring Fund shall assume the Assumed Liabilities (including for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Target Fund, but Target Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by the Manager. The Target Fund will bear the cost of the legal and tax opinion issued to the Target Fund and the Acquiring Fund as provided in Sections 9.F 9.G., 10.D. and 10.E., as applicable, and any other out-of-pocket expenses of Acquiring Fund and Target Fund associated with this Reorganization, including legal, accounting and transfer agent expenses.

  9.       The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

  A.       The Board of Trustees of Target Fund shall have authorized the execution of the Agreement and the transactions contemplated hereby, and the shareholders of Target Fund shall have approved the Agreement and the transactions contemplated hereby, and Target Fund shall have furnished to Acquiring Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Target Fund; such shareholder approval shall have been by the affirmative vote required by Delaware law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

  B.       The representations and warranties of Target Fund contained herein shall be true and correct at and as of the Closing Date, and Acquiring Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Target Fund, dated as of the Closing Date, to that effect.

  C.       On the Closing Date, Target Fund shall have furnished to Acquiring Fund a certificate of the Treasurer or Assistant Treasurer of Target Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Target Fund as of the Closing Date.

  D.       A Registration Statement on Form N-14 filed by Acquiring Fund under the Securities Act of 1933, as amended (the “1933 Act”), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

  E.       On the Closing Date, Acquiring Fund shall have received a letter from a senior officer in the Legal Department of OFI Global Asset Management, Inc. acceptable to Acquiring Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Target Fund arising out of litigation brought against Target Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Target Fund delivered to Acquiring Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

  F.       The Acquiring Fund shall have received on the Closing Date the opinion, of Ropes & Gray LLP, counsel to the Target Fund, and dated as of the Closing Date, covering the following points, which opinion shall be based on assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein and such representations as such counsel may reasonably request:

  (1) The Target Fund is a Delaware statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware with power under its Agreement and Declaration of Trust or By-Laws, each as amended from time to time, to own all of its assets and to carry on its business as now being conducted;

  (2) The Agreement has been duly authorized by the Target Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, is a valid and binding obligation of the Target Fund enforceable against the Target Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies, including, without limitation, fraudulent conveyance and fraudulent transfer laws;

  (3) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Target Fund's Agreement and Declaration of Trust and By-Laws; and

  (4) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required to be obtained by the Target Fund in order to effect the transfer of its assets for Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Assumed Liabilities pursuant to this Agreement.

  G. Acquiring Fund shall have received an opinion, dated as of the Closing Date, of Ropes & Gray LLP, to the same effect as the opinion contemplated by Section 10.E of the Agreement.

  H.       Acquiring Fund shall have received at the Closing all of the assets of Target Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

  10.       The obligations of Target Fund hereunder shall be subject to the following conditions:

  A.       The Board of Trustees of Acquiring Fund shall have authorized the execution of the Agreement, and the transactions contemplated hereby, and Acquiring Fund shall have furnished to Target Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Acquiring Fund.

  B.       Target Fund’s shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by Delaware law and its charter documents and Target Fund shall have furnished Acquiring Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Target Fund.

  C.       The representations and warranties of Acquiring Fund contained herein shall be true and correct at and as of the Closing Date, and Target Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Acquiring Fund to that effect dated as of the Closing Date.

  D.       The Target Fund shall have received an opinion the Closing Date the opinion, of Ropes & Gray LLP, counsel to the Acquiring Fund, and dated as of the Closing Date covering the following points, which opinion shall be based on assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein and such representations as such counsel may reasonably request:

  (1) The Acquiring Fund is a series of a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware, and the Acquiring Fund has the power to own all of its assets and to carry on its business as now being conducted;

  (2) The Agreement has been duly authorized by the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by the Target Fund, is a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

  (3) The Class A, Class B, Class C, Class R and Class Y shares of the Acquiring Fund to be issued to the Target Fund as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and will be fully paid and non-assessable and are not subject to preemptive or dissenter's rights to subscription or purchase in respect thereof;

  (4) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Acquiring Fund's Agreement and Declaration of Trust or By-Laws;

  (5) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the state of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws; and

  (6) The Acquiring Fund is a series of a registered investment company classified as a management company of the open-end type, under the 1940 Act, and to such counsel's knowledge, its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect.

  E. Target Fund shall have received an opinion (which opinion will be subject to certain qualifications), dated as of the Closing Date, of Ropes & Gray LLP substantially to the effect that, based on certain assumptions and representations and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

  (1) The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and Target Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

  (2) Under Sections 361 and 357 of the Code, Target Fund will not recognize gain or loss upon (i) the transfer of all its assets to Acquiring Fund solely in exchange for shares of Acquiring Fund (“Acquisition Shares”) and the assumption by Acquiring Fund of all the liabilities of Target Fund or (ii) the distribution of the Acquisition Shares by the Target Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

  (3) Under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon receipt of the assets of Target Fund in exchange for the Acquisition Shares and the assumption by Acquiring Fund of all liabilities of Target Fund;

  (4) Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund transferred to Acquiring Fund in the Reorganization will be the same as Target Fund’s tax basis of such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

  (5) Under Section 1223(2) of the Code, Acquiring Fund’s holding periods for each asset it receives from Target Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such asset was held or treated for federal income tax purposes as held by Target Fund;

  (6) Under Section 354 of the Code, Target Fund’s shareholders will not recognize gain or loss upon the exchange of all of their shares of Target Fund for the Acquisition Shares in the Reorganization;

  (7) Under Section 358 of the Code, the aggregate tax basis of Acquisition Shares received by a shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

  (8) Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for the Acquisition Shares received in the Reorganization will be determined by including the period during which such shareholder held or is treated for federal income tax purposes as having held the Target Fund shares exchanged therefor, provided the shareholder held such Target Fund shares as capital assets on the date of the exchange; and

  (9) Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder.

  (vi)       Under section 358 of the Code, the aggregate tax basis of the shares of Acquiring Fund received by each shareholder of Target Fund in the Reorganization will be the same as the aggregate tax basis of the shares of Target Fund exchanged therefor by such shareholder;

  (vii)       Under section 1223 of the Code, the holding period of each shareholder of Target Fund in the shares of Acquiring Fund received in the Reorganization will include the period during which such shareholder held Target Fund shares exchanged therefor, if such shares of Target Fund were held as a capital asset at the time of the Reorganization;

  (viii)       Under section 362(b) of the Code, Acquiring Fund’s adjusted tax bases in the assets received from Target Fund in the Reorganization will be the same as the adjusted tax bases of such assets in the hands of Target Fund immediately prior to the Reorganization; and

  (ix)       Under section 1223 of the Code, Acquiring Fund’s holding periods in the assets received from Target Fund in the Reorganization will include the holding periods of such assets in the hands of Target Fund immediately prior to the Reorganization.

  F.       A Registration Statement on Form N-14 filed by Acquiring Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

  G.       On the Closing Date, Target Fund shall have received a letter from a senior officer in the Legal Department of OFI Global Asset Management, Inc. acceptable to Target Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Acquiring Fund arising out of litigation brought against Acquiring Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Acquiring Fund delivered to Target Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

  H.       Target Fund shall have received the Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund to be conveyed hereunder, which shares shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

  11.       Target Fund hereby represents and warrants that:

  A.       The audited financial statements of Target Fund as of December 31, 2015 and unaudited financial statements as of June 30, 2016 heretofore furnished to Acquiring Fund, present fairly the financial position, results of operations, and changes in net assets of Target Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 1, 2016 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Target Fund, it being agreed that a decrease in the size of Target Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

  B.       Contingent upon approval of the Agreement and the transactions contemplated hereby by Target Fund’s shareholders, Target Fund has authority to transfer all of the assets of Target Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

  C.       The Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

  D.       Except for the Agreement, there is no material contingent liability of Target Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Target Fund, threatened against Target Fund, not reflected in the Prospectus, as amended and supplemented, contained in Target Fund’s Registration Statement under the 1933 Act;

  E.       Except for the Agreement, there are no material contracts outstanding to which Target Fund is a party other than those ordinary in the conduct of its business, and is not subject to any order or decree, which would be violated by the execution or performance under the Agreement;

  F.       Target Fund is a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware; with power to own all of its assets and to carry on its business as now being conducted and to enter into the Agreement and perform its obligations hereunder; and Target Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

  G.       At the Closing Date, all federal and other tax returns and reports of Target Fund required by law to be filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects,, and all federal and other taxes shown due or required to be shown as due on said returns and reports, if any, shall have been paid or provision shall have been made for the payment thereof and such return is currently under audit and no assessment has been asserted with respect to such returns; and

  H.       Target Fund has elected that Target Fund be treated as a regulated investment company and, for each taxable year of its operations, Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and Target Fund will meet such requirements and will be eligible to and will compute its federal income tax under Section 852 of the Code with respect to the taxable year that includes the Closing Date.

  I.       Neither the execution, delivery nor performance of the Agreement by Target Fund violates any provision of the Agreement and Declaration of Trust or its By-laws.

  J.       The Agreement has been validly authorized, executed and delivered by Target Fund and is enforceable against Target Fund in accordance with its terms.

  12.       Acquiring Fund hereby represents and warrants that:

  A.       The audited financial statements as of August 31, 2016 of Acquiring Fund heretofore furnished to Target Fund, present fairly the financial position, results of operations, and changes in net assets of Acquiring Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 1, 2016through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Acquiring Fund, it being understood that a decrease in the size of Acquiring Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

  B.       The Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

  C.       Except for the Agreement, there is no material contingent liability of Acquiring Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Acquiring Fund, threatened against Acquiring Fund, not reflected in the Prospectus, as amended and supplemented, contained in Acquiring Fund’s Registration Statement under the 1933 Act;

  D.       Except for the Agreement, there are no material contracts outstanding to which Acquiring Fund is a party other than those ordinary in the conduct of its business and is not subject to any order or decree, which would be violated by the execution or performance of the Agreement;

  E.       Acquiring Fund is a series of a Delaware statutory trust duly formed, validly existing and in good standing under the laws of the state of Delaware; with power to own all of its assets and to carry on its business as now being conducted; the Class A, Class B, Class C, Class R and Class Y shares of Acquiring Fund that it issues to Target Fund pursuant to the Agreement will be duly authorized and validly issued and outstanding, fully-paid and non-assessable, are not subject to preemptive or dissenter’s rights, will conform to the description thereof contained in Acquiring Fund’s Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Acquiring Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

  F.       At the Closing Date, all federal and other tax returns and reports of Acquiring Fund required by law to be filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown due or required to be shown as due on said returns and reports, if any, shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns;

  G.       Acquiring Fund has elected to be treated as a regulated investment company and, for each taxable year of its operations, Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and Acquiring Fund will meet such requirements and will be eligible to and will compute its federal income tax under Section 852 of the Code with respect tothe taxable year that includes the Closing Date;

  H.       Acquiring Fund has no plan or intention (i) to dispose of any of the assets transferred by Target Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B, Class C, Class R and Class Y shares issued by it in the Reorganization other than pursuant to valid requests of shareholders; and

  I.       After consummation of the transactions contemplated by the Agreement, Acquiring Fund intends to operate its business in a substantially unchanged manner.

  J.       Neither the execution, delivery nor performance of the Agreement by Acquiring Fund violates any provision of the Agreement and Declaration of Trust or its By-laws.

  K.       The Agreement has been validly authorized, executed and delivered by Acquiring Fund and is enforceable against Acquiring Fund in accordance with its terms.

  13.       Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Acquiring Fund hereby represents to and covenants with Target Fund that, if the Reorganization becomes effective, Acquiring Fund will treat each shareholder of Target Fund who received any of Acquiring Fund’s shares as a result of the Reorganization as having made the minimum initial purchase of shares of Acquiring Fund received by such shareholder for the purpose of making additional investments in shares of Acquiring Fund, regardless of the value of the shares of Acquiring Fund received.

  14.       Acquiring Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the “Proxy Statement and Prospectus.” Each party agrees that it will use its best efforts to ensure that such Registration Statement becomes effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Target Fund covenants and agrees to liquidate and dissolve under the laws of the state of Delaware, following the Closing, and, following the Closing, to cause the cancellation of its outstanding shares.

  15.       The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating the Agreement, provided, however, that in the event that a party shall terminate the Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Agreement.

  16.       The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

  17.       All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

  18.       Acquiring Fund understands that the obligations of Target Fund under the Agreement are not binding upon any Trustee or shareholder of Target Fund personally, but bind only upon Target Fund and Target Fund’s property. Acquiring Fund represents that it has notice of the provisions of the Agreement and Declaration of Trust of Target Fund disclaiming shareholder and trustee liability for acts or obligations of Target Fund.

  IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Oppenheimer Equity Fund

By:	______________________
Cynthia Lo Bessette
Secretary

Oppenheimer Main Street Fund, a series of Oppenheimer Main Street Funds

By:	______________________
Cynthia Lo Bessette
Secretary

  EXHIBIT B

  PRINCIPAL SHAREHOLDERS

  Principal Shareholders of the Target Fund. As of December 5, 2016, the only persons who owned of record or were known by the Target Fund to own beneficially 5% or more of any class of the outstanding shares of the Target Fund were:

  [Major Shareholders for Target Fund to be updated:]

  Principal Shareholders of the Acquiring Fund. As of December 5, 2016, the only persons who owned of record or were known by the Acquiring Fund to own beneficially 5% or more of any class of the outstanding shares of the Acquiring Fund were:

  [Major Shareholders for Acquiring Fund to be updated:]

  EXHIBIT C

  FORM OF PROXY CARD

  [To be filed by amendment]

  STATEMENT OF ADDITIONAL INFORMATION

  TO THE COMBINED PROSPECTUS/PROXY STATEMENT

  OF

  OPPENHEIMER MAIN STREET FUND®

  PART B

  Acquisition of the Assets of

  OPPENHEIMER EQUITY FUND

  By and in exchange for Class A, Class B, Class C, Class R and Class Y Shares of

  OPPENHEIMER MAIN STREET FUND®

  This Statement of Additional Information (the “Reorganization SAI”) to this Combined Prospectus/Proxy Statement relates specifically to the proposed delivery of all of the assets of Oppenheimer Equity Fund (the “Target Fund”) for Class A, Class B, Class C, Class R and Class Y shares of Oppenheimer Main Street Fund (the “Acquiring Fund”) (the “Reorganization”).

  This Reorganization SAI is not a Prospectus; you should read this Reorganization SAI in conjunction with the Combined Prospectus/Proxy Statement dated January 5, 2017, relating to the Reorganization. You can request a copy of the Combined Prospectus/Proxy Statement by calling 1.800.225.5677, by visiting the website at www.oppenheimerfunds.com or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this Reorganization SAI is January 5, 2017.

  TABLE OF CONTENTS

1.	Cover Page
2.	Statement of Additional Information of the Target Fund dated March 28, 2016, incorporated by reference
3.	Statement of Additional Information of the Acquiring Fund dated October 28, 2016, incorporated by reference
4.	Annual report of the Target Fund dated December 31, 2015, which includes audited financial statements of the Target Fund for the 12-month period ended December 31, 2015 and management’s discussion of fund performance, incorporated by reference
5.	Annual report of the Acquiring Fund dated August 31, 2016, which includes audited financial statements for the 12-month period ended August 31, 2016 and management’s discussion of fund performance, incorporated by reference
6.	Semi-annual report of the Target Fund dated June 30, 2016, which includes unaudited financial statements for the 6-month period ended June 30, 2016, incorporated by reference
7.	Pro Forma Financial Information

  PRO FORMA FINANCIAL INFORMATION

  [To be updated by amendment]

  OPPENHEIMER MAIN STREET FUND

  FORM N-14

  PART C

  OTHER INFORMATION

  Item 15. - Indemnification

  Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 16(1) to this Registration Statement, and incorporated herein by reference.

  Insofar as indemnification for certain liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  Item 16. - Exhibits

(1)	Agreement and Declaration of Trust dated 8/15/12: Previously filed with Registrant's Post-Effective Amendment No. 43, (8/21/12), and incorporated herein by reference.
(2)	By-Laws dated 8/15/12: Previously filed with Registrant's Post-Effective Amendment No. 43, (8/21/12), and incorporated herein by reference.
(3)	Not applicable.
(4)	Form of Agreement and Plan of Reorganization: Filed herewith as Exhibit A to the Combined Prospectus/Proxy Statement
(5)	Not applicable.
(6)	(i)	Restated Investment Advisory Agreement dated 11/1/13: Previously filed with Registrant's Post-Effective Amendment No. 46, (12/23/13), and incorporated herein by reference.
	(ii)	Investment Sub-Advisory Agreement dated 1/1/13: Previously filed with Registrant's Post-Effective Amendment No. 46, (12/23/13), and incorporated herein by reference.
(7)	(i)	General Distributor's Agreement dated 10/13/92: Previously filed with Registrant's Post-Effective Amendment No. 11, (8/25/93), and incorporated herein by reference.
	(ii)	Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.
	(iii)	Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.
	(iv)	Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.
	(v)	Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.
	(vi)	Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously Filed with Registrant’s Post-Effective Amendment No. 34, (10/23/06), and incorporated herein by reference.
(8)	Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective 1/1/08: Previously filed with Post-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Portfolio Series Fixed Income Active Allocation Fund (Reg. No. 333-146105), (5/29/09), and incorporated herein by reference.
(9)	(i)	Global Custody Agreement dated 2/16/07: Previously filed with Post-Effective Amendment No. 57 to the Registration Statement of Oppenheimer Rising Dividends Fund (Reg. No. 2-65223), (7/31/07), and incorporated herein by reference.
	(ii)	Amendment dated 2/12/13 to the Global Custody Agreement: Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global Real Estate Fund (Reg. No. 333-185116), (2/15/13), and incorporated herein by reference.
(10)	(i)	Amended and Restated Service Plan and Agreement for Class A shares dated 6/30/11: Previously filed with Registrant's Post-Effective Amendment No. 41, (12/23/11), and incorporated herein by reference.
	(ii)	Amended and Restated Distribution and Service Plan and Agreement for Class B shares dated 6/30/11: Previously filed with Registrant's Post-Effective Amendment No. 41, (12/23/11), and incorporated herein by reference.
	(iii)	Amended and Restated Distribution and Service Plan and Agreement for Class C shares dated 6/30/11: Previously filed with Registrant's Post-Effective Amendment No. 41, (12/23/11), and incorporated herein by reference.
	(iv)	Amended and Restated Distribution and Service Plan and Agreement for Class N shares dated 6/30/11: Previously filed with Registrant's Post-Effective Amendment No. 41, (12/23/11), and incorporated herein by reference.
	(v)	Oppenheimer Funds Multiple Class Plan Pursuant to Rule 18f-3: Previously filed with Post-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Global High Yield Fund (Reg. No. 333-176889), (9/25/14), and incorporated herein by reference.
(11)	Opinion and Consent of Counsel: To be filed by amendment.
(12)	Form of Tax Opinion: To be filed by amendment.
(13)	Not applicable
(14)	(i)	Independent Registered Public Accounting Firm’s Consent for Oppenheimer Equity Fund: To be filed by amendment.
(ii)		Independent Registered Public Accounting Firm’s Consent for Oppenheimer Main Street Fund: To be filed by amendment.
(15)	Not applicable.
(16)	Power of Attorney dated 2/23/16 for all Trustees and Officers of Registrant: Previously filed with Post-Effective Amendment No. 64 to the Registration Statement of Oppenheimer Integrity Funds (Reg. No. 2-76547), (3/24/16), and incorporated herein by reference.
(17)	Form of Proxy Card: To be filed by amendment.

  Item 17. – Undertakings

  (1)       The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  (2)       The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

  SIGNATURES

  As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 21st day of November, 2016.

Oppenheimer Main Street Fund®
By:	Arthur P. Steinmetz*
Arthur P. Steinmetz Trustee, President and Principal Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures	Title	Date
Robert J. Malone* Robert J. Malone	Chairman of the Board of Trustees	November 21, 2016
Arthur P. Steinmetz* Arthur P. Steinmetz	Trustee, President and Principal Executive Officer	November 21, 2016
Brian S. Petersen* Brian S. Petersen	Treasurer, Principal Financial & Accounting Officer	November 21, 2016
Jon S. Fossel* Jon S. Fossel	Trustee	November 21, 2016
Richard F. Grabish* Richard F. Grabish	Trustee	November 21, 2016
Beverly L. Hamilton* Beverly L. Hamilton	Trustee	November 21, 2016
Victoria J. Herget* Victoria J. Herget	Trustee	November 21, 2016
F. William Marshall, Jr.* F. William Marshall, Jr.	Trustee	November 21, 2016
Karen L. Stuckey* Karen L. Stuckey	Trustee	November 21, 2016
James D. Vaughn* James D. Vaughn	Trustee	November 21, 2016
*By: /s/ Mitchell J. Lindauer Mitchell J. Lindauer, Attorney-in-Fact